Business combination	12 Months Ended
Aug. 31, 2021
Business combination
Business combination

5. Business combination

On June 3, 2021, the Company completed the acquisition of Electric Boat Rental Ltd. [“EBR”] by acquiring all the issued and outstanding shares of 7858078 Canada Inc. EBR operates an electric boat rental operation located in Newport beach, California, with a fleet of over 20 ships. All boats operated by EBR are supplied by the Company, which offers the Company the ability to showcase its products and provide brand awareness. Before the acquisition, the Company and EBR were related through common ownership.

EBR was acquired for cash consideration of U.S.$4,582,367 ($5,546,039), financed entirely by the Company’s available cash on hand, and equity consideration of $3,474,232 representing 284,495 shares at U.S.$10.09 [approximately $12.21] per share [note 18]. Of the cash consideration, an amount of $189,196 remains unpaid as at August 31, 2021 and is included in trade and other payables [note 13].

The acquisition gave rise to transaction costs of $13,170 which were expensed as incurred in the consolidated statements of comprehensive income (loss).

The investment was accounted for as a business combination and the results have been included in the consolidated statements of comprehensive income (loss) since the date of the acquisition. The revenues and net earnings included in the consolidated statements of comprehensive income (loss) are approximately $1,360,000 and $530,000 respectively for the 90-day period ended August 31, 2021.

The following table reflects the recognized amounts of assets acquired and liabilities assumed, on a fair value basis, at the acquisition date:

June 3,
2021
$
Fair value at acquisition
Cash	516,623
Trade and other receivables	7,998
Income tax receivable	9,963
Inventories	12,864
Prepaids	34,687
Advances to related parties	177,671
Other financial assets	7,685
Right-of-use asset	1,651,746
Property and equipment	417,554
Intangible assets	184,000
Deferred tax asset	18,467
Goodwill	8,656,700
Trade and other payables	(111,602)
Income tax payable	(1,952)
Contract liabilities	(482,173)
Other financial liabilities	(242,060)
Long-term debt, including current portion	(66,204)
Lease liability, including current portion	(1,651,746)
Deferred tax liability	(119,950)
Net assets acquired	(9,020,271)

The Company measured the acquired lease liabilities using the present value of the remaining lease payments at the date of acquisition. The right-of-use assets were measured at an amount equal to the lease liabilities and adjusted to reflect the favorable terms of the lease relative to market terms, if any.

The fair value of the intangible assets, which consist in trade name, backlog and website, was calculated using a discounted cash flow approach. The fair value of property and equipment was established using a market value approach.

The goodwill related to the acquisition of EBR arises from the benefits of increasing our strategic position by expanding our market presence, expected synergies and integrating an assembled workforce that does not qualify for separate recognition. The goodwill is not deductible for tax purposes. The balance of goodwill is at $9,033,638 at August 31, 2021 [2020 – Nil], with the change since acquisition date due to foreign exchange translation.